SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 12 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated March 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 30, 2004, Lennox International Inc. (the “Company”) issued a press release announcing that it will delay the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Annual Report”) with the Securities and Exchange Commission beyond the March 30, 2004 extended filing deadline. As previously announced, the Annual Report will be filed as soon as practicable after the internal inquiry being conducted by the Audit Committee of the Company’s Board of Directors is completed. In addition, the Company provided additional information regarding its revised financial results for the fiscal year ended December 31, 2003. For additional information, see the March 30, 2004 press release furnished as Exhibit 99.1 to this report.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, information attached as Exhibit 99.1 is deemed to be furnished pursuant to Item 12 and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: March 30, 2004	By:	/s/ Richard A. Smith
		Name:	Richard A. Smith
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated March 30, 2004.